Exhibit 10.30

SECOND AMENDMENT TO
EQUITY INTEREST PURCHASE AGREEMENT

This SECOND AMENDMENT TO EQUITY INTEREST PURCHASE AGREEMENT (this “Amendment”), dated as of December 11, 2025 is entered into by and between (i) Talos Energy LLC, a Delaware limited liability company (“TE”), (ii) Talos Production Inc., a Delaware corporation (“Talos” or “Seller”) and (iii) ZAMAJAL, S.A. DE C.V., a Mexican company (“Grupo Carso” or “Purchaser”). TE, Seller and Purchaser may each sometimes be referred to individually in this Agreement as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, TE, Seller and Purchaser are parties to that certain Equity Interest Purchase Agreement dated December 16, 2024, (as may be further amended, restated, supplemented or modified from time to time, the “EPSA”);

WHEREAS, Section 9.2 of the EPSA provides that the EPSA may be amended or modified by a written agreement signed by the Parties; and

WHEREAS, TE, Seller and Purchaser wish to amend the EPSA on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.1
Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the EPSA after giving effect to this Amendment. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, the rules of construction set forth in Section 1.2 of the EPSA are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
1.2
Outside Date Amendment. Section 7.1(b) of the EPSA is hereby amended and restated in its entirety to read as follows:

by either Seller or Purchaser, if the Closing has not occurred on or before May 12, 2026 (as such date may be extended by the mutual written consent of Seller and Purchaser, the “Outside Date”); provided, further, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to a Party whose breach of or failure to perform any of its representations, warranties, covenants, or agreements contained in this Agreement has been the cause of or has resulted in the failure of the Closing to occur on or prior to the Outside Date;

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1.3
Effect on the EPSA. Upon and following the date hereof, each reference to the EPSA in the PSA shall be deemed to refer to the EPSA as amended by this Amendment. Except as expressly set forth herein, (a) the EPSA is and shall remain unchanged and in full force and effect, and (b) nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties to the EPSA or any other document, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the EPSA.
1.4
Entire Agreement. This Amendment and the EPSA (including the Exhibits and Schedules), contain the entire agreement between the Parties and supersede all prior agreements, arrangements, and understandings, written or oral, between the Parties relating to the subject matter of this Agreement.
1.5
Governing Law. Sections 9.13 and 9.14 of the EPSA shall apply hereto mutatis mutandis.
1.6
Counterparts. This Amendment may be signed in any number of counterparts, each of which is an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

TALOS ENERGY LLC

By: /s/ William S. Moss III

Name: William S. Moss III

Title: Executive Vice President and General Counsel

TALOS PRODUCTION INC.

By: /s/ William S. Moss III

Name: William S. Moss III

Title: Executive Vice President and General Counsel

ZAMAJAL, S.A. DE C.V.

By: /s/ Arturo Spinola García

Name: Arturo Spinola García

Title: Attorney-in-Fact